SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  November 8, 2022
Bankwell Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
258 Elm Street
New Canaan, Connecticut 06840
(203) 652-0166
(Address of Principal Executive Officers and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value per share	BWFG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 (c) and (e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2022, Bankwell Financial Group, Inc. (the “Company”) announced that Courtney E. Sacchetti has been appointed Executive Vice President and Chief Financial Officer of both the Company and its wholly-owned subsidiary, Bankwell Bank, effective January 1, 2023. See the Press Release included as Exhibit 99.1 to this 8-K which material is incorporated by reference.

Ms. Sacchetti, age 46, has more than 20 years’ experience in banking and financial services. She has served for the past 6 years as Director of Financial Planning & Analysis for the Company. She began her career at GE Capital in the Financial Management Program (FMP) and held various finance and regulatory positions of increasing responsibility over her 18-year career at that company.

There are no family relationships between Ms. Sacchetti and any director or executive officer, or any arrangements or understandings between Ms. Sacchetti and the Company or any other person, pursuant to which she was selected as an officer. Ms. Sacchetti is not a party to any related party transactions with the Company or Bankwell Bank that would be required to be disclosed under Regulation S-K, Item 404(a).

Ms. Sacchetti has entered into an employment contract with the Company and Bankwell Bank, effective January 1, 2023 that expires December 31, 2023, which the Company may extend annually thereafter by notice provided on or before October 1 of each year. Her base salary is $250,000 per year, and she is eligible to participate in the Company’s annual and long-term incentive programs for senior executives as well as all general employee benefit plans maintained by the Company. The contract includes other provisions customary for employment contracts with the Company’s executive vice presidents, including severance upon non-extension of the term, termination by the Company without “Cause” or Ms. Sacchetti’s resignation for “Good Reason,” and enhanced severance in the event of termination of her employment for any such reasons within 24 months following a "Change in Control" (as such capitalized terms are defined in the contract).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

November 8, 2022	By: /s/ Christopher Gruseke
Christopher Gruseke
President
and Chief Executive Officer